Exhibit 10.24

Technical Services Agreement
[Chinese translation]

Between: EcoloCap Solutions Canada Inc. (EcoloCap)

740 St Maurice suite 102
Montreal QC H3C 1L5
Tel: 0015148763907 Fax: 0015148764080

And

Shandong Chengzeyuan Environment Protection Engineering Co., Ltd.
[Chinese translation]

Address: Xisi Road 265, Dongying City, Shandong Province, CHINA
[Chinese translation]
Telephone: 15345451111
Fax: 0546-8206866
Email: chengzeyuan_xiao@163.com
President: [Chinese translation]/Li Shengguo

Re: Technical services for CDM project: Treatment of Urban Domestic Refuse and
Resource Utilization in Pingyuan County [Chinese translation]

Whereby EcoloCap Solutions (Canada) Inc. will perform for Chengzeyuan necessary technical services for the validation of its CDM projects.
EcoloCap [Chinese translation]

In consideration of these services rendered as well as expenses incurred, EcoloCap shall be paid by Chengzeyuan professional fees for this project and EcoloCap shall be paid a fee for its services which is calculated as follows: [Chinese translation]

Amount paid = 10% x Net Revenues from CER [Chinese translation]

Net Revenues = Total validated quantity of CER multiplied by 9 Euro – 50,000 Euro
(First year)
[Chinese translation]
Net Revenues = Total validated quantity of CER multiplied by 9 Euro (following years)
[Chinese translation]

EcoloCap shall be responsible for the preparation of these technical documents (PIN, PDD, etc.) and shall make best efforts to assist Chengzeyuan in the approval processes of these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by EcoloCap.
[Chinese translation]

EcoloCap shall make best effort to help Chengzeyuan to get financial participation of foreign investors in the Project.
[Chinese translation]

We agree to the above and acknowledge receiving a copy of this agreement. [Chinese translation]

Dated this 21st day of October 2008.
[Chinese translation]

EcoloCap Solutions (Canada) Inc.

Per: DR. TRI VU TRUONG
Dr. Tri Vu Truong
President & CEO

Shandong Chengzeyuan Environment Protection Engineering Co., Ltd.
[Chinese translation]

Per: LI, SHENGGUO
Mr. LI, Shengguo
Board Chairman